This Prospectus is filed pursuant to Rule 497(e).
File Nos. 33-18647 and 811-05398.

[LOGO OF ALLIANCE CAPITAL
APPEARS HERE]                                        ALLIANCE VARIABLE PRODUCTS
                                                     SERIES FUND, INC.
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P.O. BOX 1520, SECAUCUS, NEW JERSEY 07096-1520 TOLL FREE (800) 221-5672
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Alliance Variable Products Series Fund, Inc. (the "Fund") is an open-end se-ries investment company designed to fund variable annuity contracts and vari-able life insurance policies to be offered by the separate accounts of certain life insurance companies. The Fund currently offers an opportunity to choose among the separately managed pools of assets (the "Portfolios") described be-low which have differing investment objectives and policies.

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              A DIVERSIFIED SELECTION OF INVESTMENT ALTERNATIVES
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PREMIER GROWTH PORTFOLIO -- seeks growth of capital rather than current in-come. In pursuing its investment objective, the Premier Growth Portfolio will employ aggressive investment policies. Since investments will be made based upon their potential for capital appreciation, current income will be inciden-tal to the objective of capital growth. The Portfolio is not intended for in-vestors whose principal objective is assured income or preservation of capi-tal.
GROWTH AND INCOME PORTFOLIO -- seeks to balance the objectives of reasonable current income and reasonable opportunities for appreciation through invest-ments primarily in dividend-paying common stocks of good quality.
GLOBAL BOND PORTFOLIO -- seeks a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high quality debt securities denominated in the U.S. Dollar and a range of foreign currencies.
GROWTH PORTFOLIO -- seeks long-term growth of capital by investing primarily in common stocks and other equity securities.
TECHNOLOGY PORTFOLIO -- seeks growth of capital through investment in compa-nies expected to benefit from advances in technology. The Portfolio invests principally in a diversified portfolio of securities of companies which use technology extensively in the development of new or improved products or processes.
QUASAR PORTFOLIO -- seeks growth of capital by pursuing aggressive investment policies. The Portfolio invests principally in a diversified portfolio of eq-uity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.
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                             PURCHASE INFORMATION
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The Fund will offer and sell its shares only to separate accounts of certain life insurance companies, for the purpose of funding variable annuity con-tracts and variable life insurance policies. Sales will be made without sales charge at each Portfolio's per share net asset value. Further information can be obtained from Alliance Fund Services, Inc. at the address or telephone num-ber shown above.
An investment in the Fund is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured by the Federal Deposit In-surance Corporation, the Federal Reserve Board or any other agency.
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                            ADDITIONAL INFORMATION
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This Prospectus sets forth concisely the information which a prospective in-vestor should know about the Fund and each of the Portfolios before applying for certain variable annuity contracts and variable life insurance policies offered by participating insurance companies. It should be read in conjunction with the Prospectus of the separate account of the specific insurance product which accompanies this Prospectus. A "Statement of Additional Information" dated May 1, 1998, which provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call or write Alliance Fund Services, Inc. at the address or telephone number shown above.
(R) :This is a registered mark used under license from the owner, Alliance Capital Management L.P.

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            PROSPECTUS/May 1, 1998
 Investors are advised to carefully read this Prospectus and to retain it for future reference.

                              EXPENSE INFORMATION

SHAREHOLDER TRANSACTION EXPENSES

  The Fund has no sales load on purchases or reinvested dividends, deferred sales load, redemption fee or exchange fee.

                                                           GROWTH
                                                PREMIER      AND     GLOBAL
                                                 GROWTH    INCOME      BOND
                                               PORTFOLIO* PORTFOLIO PORTFOLIO+
                                               ---------- --------- ----------
  ANNUAL PORTFOLIO OPERATING EXPENSES
   (AS A PERCENTAGE OF AVERAGE NET ASSETS)
   Management Fees...........................     1.00%      .63%      .56%
   Other Expenses............................      .08%      .09%      .38%
                                                  ----       ---       ---
   Total Portfolio Operating Expenses........     1.08%      .72%      .94%
                                                  ====       ===       ===

                                                GROWTH   TECHNOLOGY   QUASAR
                                               PORTFOLIO PORTFOLIO+ PORTFOLIO+
                                               --------- ---------- ----------
  ANNUAL PORTFOLIO OPERATING EXPENSES
   (AS A PERCENTAGE OF AVERAGE NET ASSETS)
   Management Fees...........................     .75%      .76%       .58%
   Other Expenses............................     .09%      .19%       .37%
                                                  ---       ---        ---
   Total Portfolio Operating Expenses........     .84%      .95%       .95%
                                                  ===       ===        ===

--------
+ Shareholder transaction expenses shown are net of expense reimbursement.
* Alliance Capital Management L.P. (the "Adviser") discontinued the expense re-imbursement with respect to Premier Growth Portfolio effective May 1, 1998.

EXAMPLE

  You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (cumulatively through the end of each time period).

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Premier Growth Portfolio........................  $11     $34     $60     $132
Growth and Income Portfolio.....................  $ 7     $23     $40     $ 89
Global Bond Portfolio...........................  $10     $30     $52     $115
Growth Portfolio................................  $ 9     $27     $47     $104
Technology Portfolio............................  $10     $30     $53     $117
Quasar Portfolio................................  $10     $30     $53     $117

  The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly and indirectly. The expenses listed in the table for the Global Bond Portfolio, Technology Portfolio and Quasar Portfolio are net of voluntary expense reim-bursements, which are not required to be continued indefinitely; however, the Adviser intends to continue such reimbursements for the foreseeable future. The Adviser discontinued the expense reimbursement with respect to the Premier Growth Portfolio effective May 1, 1998. The expenses (as a percentage of aver-age net assets) of the following Portfolios, before expense reimbursements, would be: Global Bond Portfolio: Management Fees -- .65%, Other Expenses --
 .38% and Total Portfolio Operating Expenses -- 1.03%; Technology Portfolio:
Management Fees -- 1.00%, Other Expenses -- .19% and Total Operating Ex-penses -- 1.19%; Quasar Portfolio: Management Fees -- 1.00%, Other Expenses --
 .37% and Total Operating Expenses -- 1.37%. The example should not be consid-ered representative of future expenses; actual expenses may be greater or less than those shown.

                             FINANCIAL HIGHLIGHTS

  The following information as to net asset value, ratios and certain supple-mental data for each of the periods shown below has been audited by Ernst & Young LLP, the Fund's independent auditors, whose unqualified report thereon (referring to Financial Highlights) appears in the Statement of Additional In-formation. The following information should be read in conjunction with the financial statements and related notes included in the Statement of Additional Information. Further information about the Fund's performance is contained in the Fund's annual report, which is available without charge upon request.

                                          PREMIER GROWTH PORTFOLIO
                                  ---------------------------------------------
                                          YEAR ENDED DECEMBER 31,
                                  ---------------------------------------------
                                    1997     1996     1995     1994      1993
                                  --------  -------  -------  -------   -------
Net asset value, beginning of
 year...........................  $  15.70  $ 17.80  $ 12.37  $ 12.79   $ 11.38
                                  --------  -------  -------  -------   -------
INCOME FROM INVESTMENT OPERA-
 TIONS
 Net investment income(a)(b)....       .04      .08      .09      .03       -0-
 Net realized and unrealized
  gain (loss) on investments....      5.27     3.29     5.44     (.41)     1.43
                                  --------  -------  -------  -------   -------
 Net increase (decrease) in net
  asset value from operations...      5.31     3.37     5.53     (.38)     1.43
                                  --------  -------  -------  -------   -------
LESS: DIVIDENDS AND DISTRIBU-
 TIONS
 Dividends from net investment
  income........................      (.02)    (.10)    (.03)    (.01)     (.01)
 Distributions from net realized
  gains.........................       -0-    (5.37)    (.07)    (.03)     (.01)
                                  --------  -------  -------  -------   -------
 Total dividends and distribu-
  tions.........................      (.02)   (5.47)    (.10)    (.04)     (.02)
                                  --------  -------  -------  -------   -------
 Net asset value, end of year...  $  20.99  $ 15.70  $ 17.80  $ 12.37   $ 12.79
                                  ========  =======  =======  =======   =======
TOTAL RETURN
 Total investment return based
  on net asset value(c).........     33.86%   22.70%   44.85%   (2.96)%   12.63%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of year (000's
  omitted)......................  $472,326  $96,434  $29,278  $37,669   $13,659
 Ratio to average net assets of:
 Expenses, net of waivers and
  reimbursements................       .95%     .95%     .95%     .95%     1.18%
 Expenses, before waivers and
  reimbursements................      1.10%    1.23%    1.19%    1.40%     2.05%
 Net investment income(a).......       .21%     .52%     .55%     .42%      .22%
 Portfolio turnover rate........        27%      32%      97%      38%       42%
 Average commission rate
  paid(d).......................  $  .0541  $ .0609      -0-      -0-       -0-
                                           GLOBAL BOND PORTFOLIO
                                  ---------------------------------------------
                                          YEAR ENDED DECEMBER 31,
                                  ---------------------------------------------
                                    1997     1996     1995     1994      1993
                                  --------  -------  -------  -------   -------
Net asset value, beginning of
 year...........................  $  11.74  $ 12.15  $  9.82  $ 11.33   $ 11.24
                                  --------  -------  -------  -------   -------
INCOME FROM INVESTMENT OPERA-
 TIONS
 Net investment income(a)(b)....       .54      .67      .69      .57       .77
 Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions..................      (.48)     .01     1.73    (1.16)      .43
                                  --------  -------  -------  -------   -------
 Net increase (decrease) in net
  asset value from operations...       .06      .68     2.42     (.59)     1.20
                                  --------  -------  -------  -------   -------
LESS: DIVIDENDS AND DISTRIBU-
 TIONS
 Dividends from net investment
  income........................      (.57)    (.84)    (.09)    (.62)     (.85)
 Distributions from net realized
  gains.........................      (.13)    (.25)     -0-     (.30)     (.26)
                                  --------  -------  -------  -------   -------
 Total dividends and distribu-
  tions.........................      (.70)   (1.09)    (.09)    (.92)    (1.11)
                                  --------  -------  -------  -------   -------
 Net asset value, end of year...  $  11.10  $ 11.74  $ 12.15  $  9.82   $ 11.33
                                  ========  =======  =======  =======   =======
TOTAL RETURN
 Total investment return based
  on net asset value(c).........       .67%    6.21%   24.73%   (5.16)%   11.15%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of year (000's
  omitted)......................   $22,194  $18,117  $11,553  $ 7,298   $ 6,748
 Ratio to average net assets of:
 Expenses, net of waivers and
  reimbursements................       .94%     .94%     .95%     .95%     1.50%
 Expenses, before waivers and
  reimbursements................      1.03%    1.15%    1.77%    2.05%     1.50%
 Net investment income(a).......      4.81%    5.76%    6.22%    6.01%     4.85%
 Portfolio turnover rate........       257%     191%     262%     102%      125%

-------
(a) Net of expenses reimbursed or waived by the Adviser.
(b) Based on average shares outstanding.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and re-demption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(d) For fiscal years beginning on or after September 1, 1995, a fund is re-quired to disclose its average commission rate per share for trades on which commissions are charged.

                              FINANCIAL HIGHLIGHTS

                                        GROWTH AND INCOME PORTFOLIO
                                 ----------------------------------------------
                                          YEAR ENDED DECEMBER 31,
                                 ----------------------------------------------
                                   1997      1996     1995     1994      1993
                                 --------  --------  -------  -------   -------
Net asset value, beginning of
 year..........................  $  16.40  $  15.79  $ 11.85  $ 12.18   $ 10.99
                                 --------  --------  -------  -------   -------
INCOME FROM INVESTMENT OPERA-
 TIONS
 Net investment income(a)(b)...       .21       .24      .27      .10       .01
 Net realized and unrealized
  gain (loss) on investments...      4.39      3.18     3.94     (.16)     1.27
                                 --------  --------  -------  -------   -------
 Net increase (decrease) in net
  asset value from operations..      4.60      3.42     4.21     (.06)     1.28
                                 --------  --------  -------  -------   -------
LESS: DIVIDENDS AND DISTRIBU-
 TIONS
 Dividends from net investment
  income.......................      (.13)     (.25)    (.13)    (.10)     (.06)
 Distributions from net real-
  ized gains...................      (.94)    (2.56)    (.14)    (.17)     (.03)
                                 --------  --------  -------  -------   -------
 Total dividends and distribu-
  tions........................     (1.07)    (2.81)    (.27)    (.27)     (.09)
                                 --------  --------  -------  -------   -------
 Net asset value, end of year..  $  19.93  $  16.40  $ 15.79  $ 11.85   $ 12.18
                                 ========  ========  =======  =======   =======
TOTAL RETURN
 Total investment return based
  on net asset value(c)........     28.80%    24.09%   35.76%    (.35)%   11.69%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of year (000's
  omitted).....................  $250,202  $126,729  $41,993  $41,702   $22,756
 Ratio to average net assets
  of:
 Expenses, net of waivers and
  reimbursements...............       .72%      .82%     .79%     .90%     1.18%
 Expenses, before waivers and
  reimbursements...............       .72%      .82%     .79%     .91%     1.28%
 Net investment income(a)......      1.16%     1.58%    1.95%    1.71%     1.76%
 Portfolio turnover rate.......        86%       87%     150%      95%       69%
 Average commission rate
  paid(d)......................  $  .0581  $  .0602      -0-      -0-       -0-

                                                  GROWTH
                                                 PORTFOLIO
                              --------------------------------------------------
                                     YEAR ENDED            SEPTEMBER 15, 1994(E)
                                    DECEMBER 31,                    TO
                              ---------------------------      DECEMBER 31,
                                1997      1996     1995            1994
                              --------  --------  -------  ---------------------
Net asset value, beginning
 of period..................  $  17.92  $  14.23  $ 10.53         $10.00
                              --------  --------  -------         ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment
  income(a)(b)..............       .07       .06      .17            .03
 Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions..............      5.18      3.95     3.54            .50
                              --------  --------  -------         ------
 Net increase (decrease) in
  net asset value from
  operations................      5.25      4.01     3.71            .53
                              --------  --------  -------         ------
LESS: DIVIDENDS AND
 DISTRIBUTIONS
 Dividends from net
  investment income.........      (.03)     (.04)    (.01)           -0-
 Distributions from net
  realized gains ...........      (.72)     (.28)     -0-            -0-
                              --------  --------  -------         ------
 Total dividends and
  distributions ............      (.75)     (.32)    (.01)           -0-
                              --------  --------  -------         ------
 Net asset value, end of
  period....................  $  22.42  $  17.92  $ 14.23         $10.53
                              ========  ========  =======         ======
TOTAL RETURN
 Total investment return
  based on net asset
  value(c)..................     30.02%    28.49%   35.23%          5.30%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period
  (000's omitted)...........  $235,875  $138,688  $45,220         $5,492
 Ratio to average net assets
  of:
 Expenses, net of waivers
  and reimbursements........       .84%      .93%     .95%           .95%(f)
 Expenses, before waivers
  and reimbursements........       .84%      .93%    1.27%          4.19%(f)
 Net investment income(a)...       .37%      .35%    1.31%          1.17%(f)
 Portfolio turnover rate....        62%       98%      86%            25%
 Average commission rate
  paid (d)..................  $  .0548    $.0578      -0-            -0-

--------
(a) Net of expenses reimbursed or waived by the Adviser.
(b) Based on average shares outstanding.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and re-demption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(d) For fiscal years beginning on or after September 1, 1995, a fund is re-quired to disclose its average commission rate per share for trades on which commissions are charged.
(e) Commencement of operations.
(f) Annualized.

                              FINANCIAL HIGHLIGHTS

                                                       TECHNOLOGY PORTFOLIO
                                                     -------------------------
                                                                  JANUARY 11,
                                                                    1996(E)
                                                      YEAR ENDED       TO
                                                     DECEMBER 31, DECEMBER 31,
                                                         1997         1996
                                                     ------------ ------------
Net asset value, beginning of period...............    $ 11.04      $ 10.00
                                                       -------      -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income(a)(b).......................        .02          .11
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions....        .69          .93
                                                       -------      -------
 Net increase (decrease) in net asset value from
  operations.......................................        .71         1.04
                                                       -------      -------
LESS: DISTRIBUTIONS
 Dividends from net investment income..............       (.03)         -0-
 Distributions from net realized gains.............        -0-          -0-
                                                       -------      -------
 Total dividends and distributions.................       (.03)         -0-
                                                       -------      -------
 Net asset value, end of period....................    $ 11.72      $ 11.04
                                                       =======      =======
TOTAL RETURN
 Total investment return based on net asset
  value(c).........................................       6.47%       10.40%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (000's omitted).........    $69,240      $28,083
 Ratio to average net assets of:
 Expenses, net of waivers and reimbursements.......        .95%         .95%(f)
 Expenses, before waivers and reimbursements.......       1.19%        1.62%(f)
 Net investment income(a)..........................        .16%        1.17%(f)
 Portfolio turnover rate...........................         46%          22%
 Average commission rate paid(d)...................     $.0542       $.0553

                                                          QUASAR PORTFOLIO
                                                      -------------------------
                                                                    AUGUST 5,
                                                                     1996(E)
                                                       YEAR ENDED       TO
                                                      DECEMBER 31, DECEMBER 31,
                                                          1997         1996
                                                      ------------ ------------
Net asset value, beginning of period................    $ 10.64       $10.00
                                                        -------       ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income(a)(b)........................        .02          .04
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions.....       1.96          .60
                                                        -------       ------
 Net increase (decrease) in net asset value from
  operations........................................       1.98          .64
                                                        -------       ------
LESS: DISTRIBUTIONS
 Dividends from net investment income...............       (.01)         -0-
                                                        -------       ------
 Net asset value, end of period.....................    $ 12.61       $10.64
                                                        =======       ======
TOTAL RETURN
 Total investment return based on net asset
  value(c)..........................................      18.60%        6.40%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (000's omitted)..........    $59,277       $8,842
 Ratio to average net assets of:
 Expenses, net of waivers and reimbursements........        .95%         .95%(f)
 Expenses, before waivers and reimbursements........       1.37%        4.44%(f)
 Net investment income(a)...........................        .17%         .93%(f)
 Portfolio turnover rate............................        210%          40%
 Average commission rate paid(d)....................     $.0521       $.0511

--------
(a) Net of expenses reimbursed or waived by the Adviser.
(b) Based on average shares outstanding.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and re-demption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(d) For fiscal years beginning on or after September 1, 1995, a fund is re-quired to disclose its average commission rate per share for trades on which commissions are charged.
(e) Commencement of operations.
(f) Annualized.

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                         DESCRIPTION OF THE PORTFOLIOS
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INTRODUCTION TO THE FUND

The Fund was established as a corporation in Maryland. The Fund is an open-end management investment company commonly known as a "mutual fund" whose shares are offered in separate series each referred to as a "Portfolio." Because the Fund offers multiple Portfolios, it is known as a "series fund." Each Portfo-lio is a separate pool of assets constituting, in effect, a separate fund with its own investment objectives and policies.

A shareholder in a Portfolio will be entitled to his or her pro rata share of all dividends and distributions arising from that Portfolio's assets and, upon redeeming shares of that Portfolio, the shareholder will receive the then cur-rent net asset value of that Portfolio represented by the redeemed shares. (See "Purchase and Redemption of Shares"). While the Fund has no present in-tention of doing so, the Fund is empowered to establish, without shareholder approval, additional portfolios which may have different investment objec-tives.

The Fund currently has 19 Portfolios, six of which are offered by this Pro-spectus: the Premier Growth Portfolio, the Growth and Income Portfolio, the Global Bond Portfolio, the Growth Portfolio, the Technology Portfolio and the Quasar Portfolio.

The Fund is intended to serve as the investment medium for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

It is conceivable that in the future it may be disadvantageous for variable annuity and variable life insurance separate accounts to invest simultaneously in the Fund. Currently, however, the Fund does not foresee any disadvantage to the holders of variable annuity contracts and variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Fund's Directors intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in re-sponse thereto.

The investment objectives and policies of each Portfolio are set forth below. There can be, of course, no assurance that any of the Portfolios will achieve its respective investment objectives.

INVESTMENT OBJECTIVES AND POLICIES

GENERAL

Each Portfolio has different investment objectives which it pursues through separate investment policies as described herein. The differences in objec-tives and policies among the Portfolios determine the types of portfolio secu-rities in which each Portfolio invests, and can be expected to affect the de-gree of risk to which each Portfolio is subject and each Portfolio's yield or return. Each Portfolio's investment objectives cannot be changed without ap-proval by the holders of a majority of such Portfolio's outstanding voting se-curities, as defined in the Investment Company Act of 1940, as amended

(the "Act"). The Fund may change each Portfolio's investment policies that are not designated "fundamental policies" within the meaning of the Act upon no-tice to shareholders of the Portfolio, but without their approval. The types of portfolio securities in which each Portfolio may invest are described in greater detail below.

PREMIER GROWTH PORTFOLIO

General. The investment objective of the Premier Growth Portfolio is growth of capital by pursuing aggressive investment policies. Since investments are made based upon their potential for capital appreciation, current income is inci-dental to the objective of capital growth. Because of the market risks inher-ent in any investment, the selection of securities on the basis of their ap-preciation possibilities cannot ensure against possible loss in value, and there is, of course, no assurance that the Portfolio's investment objective will be met. The Portfolio is therefore not intended for investors whose prin-cipal objective is assured income and conservation of capital.

The Portfolio invests predominantly in the equity securities (common stocks, securities convertible into common stocks and rights and warrants to subscribe for or purchase common stocks) of a limited number of large, carefully select-ed, high-quality U.S. companies that, in the judgment of Alliance Capital Man-agement L.P. (the "Adviser"), are likely to achieve superior earnings growth. Normally, about 40 companies are represented in the Portfolio's investment portfolio, with the 25 most highly regarded of these companies usually consti-tuting approximately 70% of the Portfolio's net assets. The Portfolio thus differs from more typical equity mutual funds by investing most of its assets in a relatively small number of intensively researched companies and is de-signed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

The Portfolio, under normal circumstances, invests at least 85% of the value of its total assets in the equity securities of U.S. companies. The Portfolio defines U.S. companies to be entities (i) that are organized under the laws of the United States and have their principal office in the United States, and
(ii) the equity securities of which are traded principally in the United States securities markets.

Within the investment framework described herein, Alfred Harrison, who heads the Adviser's "Large Cap Growth Group," is ultimately responsible for the in-vestment decisions for the Portfolio. In managing the Portfolio's assets, the Adviser's investment strategy emphasizes stock selection and investment in the securities of a limited number of issuers. As one of the largest multinational investment firms, the Adviser has access to considerable information concern-ing all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the managements of most of the companies in its research universe.

The Adviser's analysts prepare their own earnings estimates and financial mod-els for each company followed. While each analyst has responsibility for fol-lowing companies in one or more identified sectors and/or industries, the lat-eral structure of the Adviser's research organization and constant communication among the analysts result in decision-making based on the rela-tive attractiveness of stocks among industry sectors. The focus during this process is on the early recognition of change on the premise that value is created through the dynamics of changing company, industry and economic funda-mentals. Research emphasis is placed on the identification of companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

The Adviser's investment strategy for the Fund emphasizes stock selection and investment in the securities of a limited number of issuers. The Adviser re-lies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospec-tive earnings growth is not fully reflected in current market valuations.

In the managing of the Portfolio's investment portfolio, the Adviser seeks to utilize market volatility judiciously (assuming no change in company fundamen-tals) to adjust the Portfolio's positions. The Portfolio strives to capitalize on apparently unwarranted price fluctuations, both to purchase or increase po-sitions on weaknesses and to sell or reduce overpriced holdings. Under normal circumstances, the Portfolio will remain substantially fully invested in eq-uity securities and will not take significant cash positions for market timing purposes. Rather, during a market decline, while adding to positions in fa-vored stocks, the Portfolio will tend to become somewhat more aggressive, gradually reducing somewhat the number of companies represented in the Portfo-lio's portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio will tend to become somewhat more con-servative, gradually increasing the number of companies represented in the Portfolio's portfolio. Through this "buying into declines" and "selling into strength," the Adviser seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

The Adviser expects the average weighted market capitalization of companies represented in the Portfolio's portfolio (i.e., the number of a company's shares outstanding multiplied by the price per share) to normally be in the range of or exceed the average weighted market capitalization of companies comprising the "S&P 500" (Standard & Poor's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity) based upon the aggregate performance of a selected portfolio of publicly traded stocks, including monthly adjustments to reflect the reinvestment of dividends and distribu-tions.

The Portfolio intends to invest in special situations from time to time. A special situation arises when, in the opinion of the Portfolio's management, the securities of a particular company will, within a reasonably estimable pe-riod of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business condi-tions or movements of the market as a whole.

Short Sales. The Premier Growth Portfolio may not sell securities short, ex-cept that it may make short sales "against the box." A short sale is effected by selling a security which the Portfolio does not own, or if the Portfolio does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that the Portfolio con-temporaneously owns or has the right to obtain securities identical to those sold short without payment. Not more than 15% of the value of the Portfolio's net assets will be in deposits on short sales "against the box."

Puts and Calls. The Premier Growth Portfolio may write call options and may purchase and sell put and call options written by others, combinations thereof or similar options. The Portfolio may not write put options. The buyer of an option, upon payment of a premium obtains, in the case of a put option, the right to deliver to the writer of the option and, in the case of a call op-tion, the right to call upon the writer to deliver, a specified number of shares of a specified stock on or before a fixed date at a predetermined price.

Writing, purchasing and selling call options are highly specialized activities and entail greater than ordinary investment risks. When calls written by the Portfolio are exercised, the Portfolio will be obligated to sell stocks below the current market price. A call written by the Portfolio will not be sold un-less the Portfolio at all times during the option period owns either (a) the optioned securities, or securities convertible into or carrying rights to ac-quire the optioned securities, or (b) an offsetting call option on the same securities.

The Premier Growth Portfolio will not sell a call option written or guaranteed by it if, as a result of such sale, the aggregate of the Portfolio's securi-ties subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Portfolio's total assets. The Portfolio will not sell any call option if such sale would result in more than 10% of the Portfolio's assets being committed to call op-tions written by the Portfolio, which, at the time of sale by the Portfolio, have a remaining term of more than 100 days.

As noted, the Portfolio may also purchase and sell put and call options writ-ten by others, combinations thereof, or similar options, but the aggregate cost of all outstanding options purchased and held by the Portfolio shall at no time exceed 10% of the Portfolio's total assets. If an option is not so sold and is permitted to expire without being exercised, the Portfolio would suffer a loss in the amount of the premium paid by the Portfolio for the op-tion.

Options on Market Indices. The Portfolio may purchase and sell exchange-traded index options. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a se-curity at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

GROWTH AND INCOME PORTFOLIO

The Growth and Income Portfolio's investment objective is to seek reasonable cur-rent income and reasonable opportunity for appreciation through invest-ments primarily in dividend-paying common stocks of good quality. Whenever the economic outlook is unfavorable for investment in common stock, investments in other types of securities, such as bonds, convertible bonds, preferred stock and convertible preferred stocks may be made by the Portfolio. Purchases and sales of portfolio securities are made at such times and in such amounts as are deemed advisable in light of market, economic and other conditions.

GLOBAL BOND PORTFOLIO

The investment objective of the Global Bond Portfolio is to seek a high level of return from a combination of current income and capital appreciation by in-vesting in a globally diversified portfolio of high quality debt securities denominated in the U.S. Dollar and a range of foreign currencies. The average weighted maturity of the Portfolio's portfolio of fixed-income securities is expected to vary between one year or less and 10 years. See "Other Investment Policies and Techniques -- Fixed-Income Securities."

In the past, debt securities offered by certain foreign governments have pro-vided higher investment returns than U.S. government debt securities. The rel-ative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been sig-nificant, and negative returns have been experienced in various markets from time to time. The Adviser and AIGAM International Limited (the "Sub-Adviser") believe that investment in a composite of foreign fixed income markets and in the U.S. government and corporate bond market is less risky than a portfolio invested exclusively in foreign debt securities, and provides investors with more opportunities for attractive total return than a portfolio invested ex-clusively in U.S. debt securities.

The Portfolio invests only in securities of issuers in countries whose govern-ments are deemed stable by the Adviser and the Sub-Adviser. Their determina-tion that a particular country should be considered stable depends on their evaluation of political and economic developments affecting the country as well as recent experience in the markets for foreign government securities of the country. Examples of foreign governments which the Adviser and Sub-Adviser currently consider to be stable, among others, are the governments of Austra-lia, Austria, Canada, Denmark, France, Germany, Ireland, Italy, Japan, New Zealand, The Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom. The Adviser does not believe that the credit risk inherent in the ob-ligations of such stable foreign governments is significantly greater than that of U.S. government debt securities. The Portfolio intends to spread in-vestment risk among the capital markets of a number of countries and will in-vest in securities of the governments of, and companies based in, at least three, and normally considerably more, such countries. The percentage of the Portfolio's assets invested in the debt securities of the government of, or a company based in, a particular country or denominated in a particular currency varies depending on the relative yields of such securities, the economies of the countries in which the investments are made and such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currencies to the U.S. Dol-lar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of pay-ments status, and economic policies) as well as technical and political data. Under normal market conditions, it is expected that approximately 25% of the Portfolio's net assets will be invested in debt securities denominated in the U.S. Dollar.

The Portfolio seeks to minimize investment risk by limiting its portfolio in-vestments to high-quality debt securities of U.S. or foreign governments or su-pranational organizations, high-quality U.S. or foreign corporate debt securi-ties, including commercial paper and high-quality debt obligations of banks and bank holding companies. The Portfolio's investments consist only of debt secu-rities rated within one of the two highest grades assigned by Standard & Poor's Corporation ("S&P"), Duff & Phelps Credit Rating Co. ("Duff & Phelps"), Fitch IBCA Inc. ("Fitch") or Moody's Investors Service, Inc. ("Moody's") or, if unrated, judged by the Adviser and Sub-Adviser to be of comparable quality. See "Other Investment Policies and Techniques -- Securities Ratings" and Appendix
A. Pending investment, to maintain liquidity or for temporary defensive purpos-es, the Portfolio may commit all or any portion of its assets to cash or money market instruments of U.S. or foreign issuers. The Portfolio also may engage in certain hedging strategies, including the purchase and sale of forward foreign currency exchange contracts and other hedging techniques. For a discussion of these investment policies of the Portfolio, see "Other Investment Policies and Techniques -- Hedging Techniques," below.

The Portfolio may invest in debt securities issued by supranational organiza-tions such as: the International Bank for Reconstruction and Development (com-monly referred to as the "World Bank"), which was chartered to finance develop-ment projects in developing member countries; the European Union, which is a fifteen-nation organization engaged in cooperative economic activities; the Eu-ropean Coal and Steel Community, which is an economic cooperative whose members are various European nations' steel and coal industries; and the Asian Develop-ment Bank, which is an international development bank established to lend port-folios, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

The Portfolio may invest in debt securities denominated in the European Cur-rency Unit ("ECU"), which is a "basket" consisting of specified amounts of the currencies of certain of the member states of the European Union. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Min-isters of the European Union to reflect changes in relative values of the un-derlying currencies. The Adviser does not believe that such adjustments will adversely affect holders of ECU-denominated obligations or the marketability of such securities. European governments and supranationals, in particular, issue ECU-denominated obligations.

For a description of certain risks associated with investing in foreign securi-ties, see "Other Investment Policies and Techniques -- Foreign Securities," be-low.

GROWTH PORTFOLIO

General. The Growth Portfolio's investment objective is to provide long-term growth of capital. Current income is only an incidental consideration. The Portfolio seeks to achieve its objective by investing primarily in equity secu-rities of companies with a favorable outlook for earnings and whose rate of growth is expected to exceed that of the United States economy over time.

The Portfolio invests primarily in common stocks and securities convertible into common stocks such as convertible bonds, convertible preferred stocks and warrants convertible into common stocks. Because the values of fixed-income se-curities are expected to vary inversely with changes in interest rates general-ly, when the Adviser expects a general decline in interest rates, the Portfolio may also invest for capital growth in fixed-income securities. The Portfolio may invest up to 25% of its total assets in fixed-income securities rated at the time of purchase below investment grade, that is, securities rated Ba or lower by Moody's or BB or lower by S&P, Duff & Phelps or Fitch, or in unrated fixed income securities determined by the Adviser to be of comparable quality. For a description of the ratings referred to above, see Appendix A. For tempo-rary defensive purposes, the Portfolio may invest in money market instruments and repurchase agreements.

Foreign Securities. The Portfolio may invest without limit in securities which are not publicly traded in the United States, although the Portfolio generally will not invest more than 15% of its total assets in such securities.

The value of foreign investments measured in U.S. dollars will rise or fall be-cause of decreases or increases, respectively, in the value of the U.S. dollar in comparison to the value of the currency in which the foreign investment is denominated. The Fund may buy or sell foreign currencies, options on foreign currencies, foreign currency futures contracts (and related options) and deal in forward foreign currency exchange contracts in connection with the purchase and sale of foreign investments. For a description of certain risks associated with investing in foreign securities, see "Other Investment Policies and Tech-niques -- Foreign Securities," below.

Non-Publicly Traded Securities. The Portfolio may invest in securities which are not publicly traded, including securities sold pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). The sale of these securi-ties is usually restricted under Federal securities laws, and market quotations may not be readily available. As a result, the Portfolio may not be able to sell these securities (other than Rule 144A Securities) unless they are regis-tered under applicable Federal and state securities laws, or may have to sell them at less than fair market value. Investment in these securities is re-stricted to 5% of the Portfolio's total assets (not including for these pur-poses Rule 144A Securities, to the extent permitted by applicable law) and is also subject to the Portfolio's restriction against investing more than 15% of total assets in illiquid securities. To the extent permitted by applicable law, Rule 144A Securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such secu-rities meet liquidity guidelines established by the Board of Directors. See "Other Investment Policies and Techniques -- Illiquid Securities," below.

Investments in High-Yield Securities. The Growth Portfolio may invest in high-yield, high-risk, fixed-income and convertible securities rated at the time of purchase Ba or lower by Moody's BB or lower by S&P, Duff & Phelps or Fitch, or, if unrated, judged by the Adviser to be of comparable quality ("high-yield securities"). The Portfolio generally invests in securities with a minimum rating of Caa- by Moody's or CCC- by S&P, Duff & Phelps or Fitch or in unrated securities judged by the Adviser to be of comparable quality. However, from time to time, the Portfolio may invest in securities rated in the lowest grades of Moody's, S&P or Fitch (C) or Duff & Phelps (CC) or in unrated secu-rities judged by the Adviser to be of comparable quality, if the Portfolio's management determines that there are prospects for an upgrade or a favorable conversion into equity securities (in the case of convertible securities). Se-curities rated Ba or BB or lower (and comparable unrated securities) are com-monly referred to as "junk bonds." Securities rated D by S&P and Fitch or DD by Duff & Phelps are in default. See "Other Investment Policies and Tech-niques -- Securities Ratings," "Investment in Lower-Rated Fixed-Income Securi-ties" and Appendix A. As of December 31, 1997, the percentages of the Portfo-lio's assets invested in securities rated (or considered by the Adviser to be of equivalent quality to securities rated) in particular rating categories were 0% in A and above, 0% in Ba or BB, .53% in B, 0% in CCC or Caa and .30% in unrated securities. The Fund did not invest in securities rated below Caa by Moody's or CCC by each of S&P, Duff & Phelps and Fitch or, if not rated, considered by the Adviser to be of equivalent quality to securities so rated.

In the event that the credit rating of a high-yield security held by the Port-folio falls below its rating at the time of purchase (or, in the case of unrated securities, the Adviser determines that the quality of such security has deteriorated since purchased by the Portfolio), the Portfolio will not be obligated to dispose of such security and may continue to hold the obligation if, in the opinion of the Adviser, such investment is considered appropriate in the circumstances.

Convertible Securities. The Growth Portfolio may invest in convertible securi-ties. These securities normally provide a higher yield than the underlying stock but lower than a fixed-income security without the conversion feature. Also, the price of the convertible security will normally vary to some degree with changes in the price of the underlying stock although in some market con-ditions the higher yield tends to make the convertible security less volatile than the underlying common stock. In addition, the price of the convertible security will also vary to some degree inversely with interest rates. Convert-ible debt securities that are rated below BBB (S&P, Duff & Phelps or Fitch) or Baa (Moody's) or comparable unrated securities as determined by the Adviser may share some or all of the risks of high-yield securities. For a description of these risks, see "Investments in High-Yield Securities" above.

Zero-Coupon and Payment-in-Kind Bonds. The Portfolio may at times invest in so-called

"zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying inter-est periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, the Fund is nonetheless re-quired to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

Futures and Options. The Portfolio may buy and sell stock index futures con-tracts ("index futures") and may buy options on index futures and on stock in-dices for hedging purposes. The Portfolio may buy and sell call and put op-tions on index futures or on stock indices in addition to, or as an alterna-tive to, purchasing or selling index futures or, to the extent permitted by applicable law, to earn additional income. The Portfolio may also, for hedging purposes, purchase and sell futures contracts, options thereon and options with respect to the U.S. Treasury securities, including U.S. Treasury bills, notes and bonds. The Portfolio may also seek to increase its current return by writing covered call and put options on securities its owns or in which it may invest.

The use of futures and options involves certain special risks. Futures and op-tions transactions involve costs and may result in losses. Certain risks arise because of the possibility of imperfect correlations between movements in the prices of futures and options and movements in the prices of the underlying stock index or security or of the securities in the Portfolio's investment portfolio that are the subject of the hedge. The successful use of the strate-gies described above further depends on the Adviser's ability to forecast mar-ket movements correctly. Other risks arise from the Portfolio's potential in-ability to close out its futures or options positions. In addition there can be no assurance that a liquid secondary market will exist for any future option at any particular time. Certain provisions of the Internal Revenue Code and certain regulatory requirements may limit the Portfolio's ability to en-gage in futures and options transactions.

Securities Loans, Repurchase Agreements and Forward Commitments. The Portfolio may lend portfolio securities amounting to not more than 25% of its total as-sets and may enter into repurchase agreements on up to 25% of its total as-sets. These transactions must be fully collateralized at all times but involve some risk to the Portfolio if the other party should default on its obligation and the Portfolio is delayed or prevented from recovering the collateral. The Portfolio may also purchase securities for future delivery, which may increase its overall investment exposure and involve a risk of loss if the value of the securities declines prior to the settlement date.

TECHNOLOGY PORTFOLIO

The Technology Portfolio is a diversified investment portfolio that emphasizes growth of capital and invests for capital appreciation, and only incidentally for current income. The Portfolio invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., compa-nies that use technology extensively in the development of new or improved products or processes). The Portfolio will normally have at least 80% of its assets invested in the securities of these companies. The Portfolio normally has substantially all its assets invested in equity securities, but it also in-vests in debt securities offering an opportunity for price appreciation. The Portfolio invests in listed and unlisted securities and U.S. and foreign secu-rities, but it will not purchase a foreign security if as a result 10% or more of the Portfolio's total assets would be invested in foreign securities.

The Technology Portfolio's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Portfolio may maintain up to 15% of its net assets in illiquid securities, lend portfolio securities equal in value to not more than 30% of the Technology Portfolio's total assets and invest up to 10% of its total assets in foreign securities.

Options. In an effort to increase current income and to reduce fluctuations in net asset value, the Technology Portfolio intends to write covered call options and purchase put and call options on securities of the types in which it is permitted to invest that are traded on U.S. and foreign securities exchanges. A call option written by the Portfolio is "covered" if the Portfolio (i) owns the underlying security covered by the call (ii) has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's Custo-
dian) upon conversion or exchange of other portfolio securities, or (iii) holds a call on the same security in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the ex-ercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash and liquid high-grade debt securities in a segregated account with the Fund's Cus-todian. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

The Technology Portfolio will not write uncovered call options and will not write a call option if the premium to be received by the Portfolio in doing so would not produce an annualized return of at least 15% of the then current mar-ket value of the securities subject to the option (without giving effect to commissions, stock transfer taxes and other expenses that are deducted from premium receipts). The Portfolio will not write a call option if, as a result, the aggregate of the Portfolio's securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Portfolio's total assets or more than 10% of the Portfolio's assets would be committed to call options that at the time of sale have a remaining term of more than 100 days. The aggregate cost of all outstanding options purchased and held by the Portfolio will at no time exceed 10% of the Portfolio's total assets.

The Technology Portfolio may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated transactions. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan in-stitutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options pur-chased or written by a Portfolio in negotiated transactions are illiquid and it may not be possible for the Portfolio to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so. See "Illiq-uid Securities." See Appendix C in the Statement of Additional Information for a further discussion of the use, risks and costs of option trading.

The Technology Portfolio may purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a speci-fied price, an option on a securities index gives the holder the right to re-ceive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Rights and Warrants. The Technology Portfolio may also invest up to 10% of its total assets in rights and warrants. The Portfolio will invest in right and warrants only if the underlying equity securities themselves are deemed appro-priate by the Adviser for inclusion in the Portfolio. Rights and warrants en-title the holder to buy equity securities at a specific price for a specific period of time. Right are similar to warrants except that they have a substan-tially shorter duration. Rights and warrants may be considered more specula-tive than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a warrant does not necessarily change with the value of the under-lying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the war-rant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

For a further description of the Technology Portfolio's investment policies and techniques, see "Other Investment Policies and Techniques" below.

QUASAR PORTFOLIO

The Quasar Portfolio is a diversified investment company that seeks growth of capital by pursuing aggressive investment policies. It invests for capital apprecia-tion and only incidentally for current income. The selection of securities based on the possibility of appreciation cannot prevent loss in value. More-over, because the Portfolio's investment policies are aggressive, an invest-ment in the Portfolio is risky and investors who want assured income or pres-ervation of capital should not invest in the Portfolio.

The Portfolio invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and estab-lished companies and in new and unseasoned companies. When selecting securi-ties, the Adviser considers economic and political outlook, the values of spe-cific securities relative to other investments, trends in the determinants of corporate profits and management capability and practices.

The Portfolio invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stock. The Portfolio invests in listed and unlisted U.S. and foreign securities. The Portfolio pe-riodically invests in special situations, which occur when the securities of a company are expected to appreciate due to a development particularly or uniquely applicable to that company and regardless of general business condi-tions or movements of the market as a whole.

The Portfolio may also: (i) invest up to 15% of its total assets in securities for which there is no ready market; (ii) make short sales of securities "against the box," but not more than 15% of its net assets may be deposited on short sales; and (iii) write call options and purchase and sell put and call options written by others. For additional information on the use, risks and costs of the Policies and practices, see "Other Investment Policies and Tech-niques," below.

The Portfolio's investment objective cannot be changed without approval by the holders of a majority of the Portfolio's outstanding voting securities, as de-fined in the Act. Except as otherwise indicated, the investment policies of the Portfolio are not "fundamental policies" and may, therefore, be changed by the Board of Directors without shareholder approval.

Options. The Portfolio may write call options and purchase and sell put and call options written by others. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a secu-rity on or before a fixed date at a predetermined price. A call option written by the Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the under-lying security with an exercise price equal to or less than that of the call option it has written. A put option written by the Portfolio is "covered" if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

In purchasing an option, the Portfolio would be in a position to realize a gain, if, during the option period, the price of the underlying security in-creased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss equal to the premium paid for the option.

If an option written by the Portfolio were exercised, the Portfolio would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Portfolio at a disadvantageous price. These risks could be reduced by entering into a closing transaction (i.e., by dis-posing of the option prior to its exercise). The Portfolio retains the premium received from writing a call option whether or not the option is exercised. The writing of covered call options could result in increases in the Portfo-lio's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

The Portfolio will not write a call option if, as a result, the aggregate of the Portfolio's securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Portfolio's total assets or more than 10% of the Portfolio's assets would be committed to all options that at time of sale have a remaining term of more than 100 days. The aggregate cost of all outstanding options purchased and held by the Portfolio will at no time exceed 10% of the Portfolio's total assets.

Short Sales. The Portfolio may only make short sales of securities "against the box". A short sale is effected by selling a security that the Portfolio does not own, or if the Portfolio does own such security, it is not to be de-livered upon consummation of the sale. A short sale is "against the box" to the extent that the Portfolio contemporaneously owns or has the right to ob-tain securities identical to those sold short without payment. If the price of the security sold short increases between the time of the short sale and the time the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Certain special federal income tax considerations may apply to short sales entered into by the Portfolio. See "Dividends, Distributions and Taxes" in the Statement of Additional Information.

Foreign Securities. The Portfolio may invest in foreign securities. To the ex-tent the Portfolio invests in foreign securities, consideration is given to certain factors comprising both risk and opportunity. The values of foreign securities investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic, taxation or mone-tary policy (in the United States and abroad) or changed circumstances in dealings between nations. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxa-tion, lack of uniform accounting and auditing standards and potential diffi-culties in enforcing contractual obligations and could be subject to extended settlement periods.

OTHER INVESTMENT POLICIES AND TECHNIQUES

Except as otherwise noted below, the following description of other investment policies is applicable to all of the Fund's Portfolios:

 REPURCHASE AGREEMENTS

Any Portfolio, except the Technology Portfolio and the Quasar Portfolio may en-ter into agreements pertaining to U.S. Government Securities or, in the case of the Growth Portfolio, pertaining to the types of securities in which it in-vests, with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York).

A repurchase agreement arises when a buyer purchases a security and simultane-ously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate. Such agreements permit the Portfolio to keep all of its assets at work while retaining "overnight" flexi-bility in pursuit of investment of a longer-term nature. If a vendor defaults on its repurchase obligation, the Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, the Portfolio might be delayed in, or pre-vented from, selling the collateral for its benefit. The Fund's Board of Direc-tors has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the vendors with which the Portfolios enter into repurchase agreement transactions.

 WRITING COVERED CALL OPTIONS

The Premier Growth Portfolio and the Growth and Income Portfolio may each write covered call options listed on one or more national securities exchanges. A call option gives the purchaser of the option, upon payment of a premium to the writer of the option, the right to purchase from the writer of the option a specified number of shares of a specified security on or before a fixed date, at a predetermined price. A Portfolio permitted to write call options may not do so unless the Portfolio at all times during the option period owns the op-tioned securities, or securities convertible or carrying rights to acquire the optioned securities at no additional cost. Neither of the above listed Portfo-lios may write covered call options in excess of 25% of such Portfolio's assets.

A Portfolio may terminate its obligation to the holder of an option written by the Portfolio through a "closing purchase transaction." The Portfolio may not, however, effect a closing purchase transaction with respect to such an option after it has been notified of the exercise of such option. The Portfolio real-izes a profit or loss from a closing purchase transaction if the cost of the transaction is more or less than the premium received by the Portfolio from writing the option. Although the writing of covered call options only on na-tional securities exchanges increases the likelihood of a Portfolio being able to make closing purchase transactions, there is no assurance that a Portfolio will be able to effect closing purchase transactions at any particular time or at an acceptable price. The writing of covered call options could result in in-creases in the portfolio turnover of a Portfolio, espe-cially during periods when market prices of the underlying securities appreci-ate.

 OPTIONS

The purchaser of an option, upon payment of a premium, obtains, in the case of a put option the right to deliver to the writer of the option, and in the case of a call option, the right to call upon the writer to deliver, a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Portfolio is "covered" if the Portfolio (i) owns the underlying security covered by the call (ii) has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's Cus-todian) upon conversion or exchange of other portfolio securities, or (iii) holds a call on the same security in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash and liquid high-grade debt securities in a segregated account with the Fund's Custodian. A put option written by a Portfolio is "covered" if the Portfolio maintains liquid assets with a value equal to the exercise price in a segregated account with the Fund's Custodian, or else holds a put on the same security in the same principal amount as the put written where the exer-cise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

A call option is written for cross-hedging purposes if a Portfolio does not own the underlying security, but seeks to provide a hedge against a decline in value in another security which the Portfolio owns or has the right to ac-quire. In such circumstances, the Portfolio collateralizes its obligation un-der the option (which is not covered) by maintaining in a segregated account with the Fund's Custodian liquid assets in an amount not less than the market value of the underlying security, marked to market daily.

In purchasing a call option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security in-creased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchas-ing a put option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would be lost by the Portfolio.

The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security. If this occurred, the option could be exercised and the underlying security would then be sold by the option holder to the Portfolio at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security. If this oc-curred, the option could be exercised and the underlying security would then be sold by the Portfolio at a lower price than its current market value. These risks could be reduced by entering into a closing transaction. See Appendix C to the Statement of Additional Information. A Portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

A Portfolio may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated transactions. A Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by a Portfolio in negotiated transactions are illiquid and it may not be pos-sible for the Portfolio to effect a closing transaction at a time when the Ad-viser believes it would be advantageous to do so. See "Illiquid Securities." See Appendix C to the Statement of Additional Information for a further dis-cussion of the use, risks and costs of option trading.

 LOANS OF PORTFOLIO SECURITIES

Each Portfolio of the Fund, except the Quasar Portfolio, may make secured loans of its portfolio securities to brokers, dealers and financial institu-tions provided that cash, U.S. Government securities, other liquid high-qual-ity debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the bor-rower with the Portfolio.

The risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, in-cluding the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned thereon and the Portfo-lio may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. Each Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. Each Portfolio may pay reasonable finders', adminis-trative and custodial fees in connection with a loan. No more than 30% of the value of the assets (20% in the case of the Global Bond Portfolio) of each Portfolio may be loaned at any time, nor will a Portfolio lend its portfolio securities to any officer, director, employee or affiliate of either the Fund or the Adviser.

 FOREIGN SECURITIES

For a description of the investment policies of the Global Bond Portfolio and the Quasar Portfolio with respect to foreign securities, see above. Each of the other Portfolios, may invest in listed and unlisted foreign se-curities without limitation, although the Premier Growth Portfolio intends to invest at least 85% of the value of its total assets in the equity securities of American companies and the Growth and Income Portfolio intends to restrict its investment in foreign securities to issues of high quality. The Technology Portfolio will not purchase a foreign security if such purchase at the time thereof would cause 10% or more of the value of that Portfolio's total assets to be invested in foreign securities. The Portfolios may convert U.S. Dollars into foreign currency, but only to effect securities transactions on a foreign securities exchange and not to hold such currency as an investment. Each Port-folio, except the Technology Portfolio, may enter into forward foreign cur-rency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates.

To the extent a Portfolio, including the Global Bond Portfolio, invests in foreign securities, consideration is given to certain factors comprising both risk and opportunity. The values of foreign securities investments are af-fected by changes in currency rates or exchange control regulations, applica-tion of foreign tax laws, including withholding taxes, changes in governmental administration or economic, taxation or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Currency ex-change rate movements will increase or reduce the U.S. dollar value of the Portfolio's net assets and income attributable to foreign securities. Costs are incurred in connection with conversions between various currencies held by a Portfolio. In addition, there may be substantially less publicly available information about foreign issuers than about domestic issuers, and foreign is-suers may not be subject to accounting, auditing and financial reporting stan-dards and requirements comparable to those of domestic issuers. Foreign is-suers are subject to accounting, auditing and financial standards and require-ments that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or re-sults of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which a Port-folio will invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation ac-counting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not ac-curately reflect the real condition of those issuers and securities markets. Securities of some foreign issuers are less liquid and more volatile than se-curities of comparable domestic issuers, and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including ex-propriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential dif-ficulties in enforcing contractual obligations and could be subject to extended settlement periods.

 WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

Forward commitments for the purchase or sale of securities may include pur-chases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occur-rence of a subsequent event, such as approval and consummation of a debt re-structuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price, which generally is expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, normally within two months after the transaction, delayed settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest accrues to the purchaser prior to the settlement date. At the time a Portfolio enters into a forward commit-ment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be cancelled in the event that the required condition did not occur and the trade was cancelled.

The use of forward commitments enables a Portfolio to protect against antici-pated changes in interest rates and prices. How-ever, if the Adviser were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices less favorable than current market values.

A Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but the Portfolio will enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Portfolio, however, chooses to dis-pose of the right to receive or deliver a security subject to a forward commit-ment prior to the settlement date of the transaction, it may incur a gain or loss. In the event the other party to a forward commitment transaction were to default, the Portfolio might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

 HEDGING TECHNIQUES

The following hedging techniques are utilized by the Global Bond Portfolio.

Cross Hedges. The attractive returns currently available from foreign currency denominated debt instruments can be adversely affected by changes in exchange rates. The Adviser believes that the use of foreign currency hedging tech-niques, including "cross-hedges" (see "Forward Foreign Currency Exchange Con-tracts," below), can help protect against declines in the U.S. Dollar value of income available for distribution to shareholders and declines in the net asset value of the Portfolio's shares resulting from adverse changes in currency exchange rates. For example, the return available from securities denominated in a particular foreign currency would diminish in the event the value of the U.S. Dollar increased against such cur-rency. Such a decline could be partially or completely offset by an increase in value of a cross-hedge involving a forward exchange contract to sell a differ-ent foreign currency, where such contract is available on terms more advanta-geous to the Portfolio than a contract to sell the currency in which the posi-tion being hedged is denominated. It is the Adviser's belief that cross-hedges can therefore provide significant protection of net asset value in the event of a general rise in the U.S. Dollar against foreign currencies. However, a cross-hedge cannot protect against exchange rate risks perfectly, and if the Adviser is incorrect in its judgment of future exchange rate relationships, the Portfo-lio could be in a less advantageous position than if such a hedge had not been established.

Indexed Debt Securities. The Portfolio may invest without limitation in debt instruments that are indexed to certain specific foreign currency exchange rates. The terms of such securities provide that their principal amount is ad-justed upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstand-ing. The Portfolio purchases such debt instruments with the currency in which they are denominated and, at maturity, receives interest and principal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such securities entail the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Portfolio to hedge (or cross-hedge) against a decline in the U.S. Dollar value of investments denominated in for-eign currencies while providing an attractive money market rate of return. The Portfolio purchases such debt instruments for hedging purposes only, not for speculation. The staff of the Securities and Exchange Commission (the "Commis-sion") is currently considering whether the Portfolio's purchase of this type of security would result in the issuance of a "senior security" within the meaning of the Act. The Portfolio believes that such investments do not involve the creation of such a senior security, but nevertheless the Portfolio has un-dertaken, pending the resolution of this issue by the staff, to establish a segregated account with respect to its investments in this type of security and to maintain in such account cash not available for investment or U.S. Govern-ment Securities or other liquid high quality debt securities having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

Futures Contracts and Options on Futures Contracts. The Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income se-curities or foreign currencies, or contracts based on financial indices includ-ing any index of U.S. Government Securities, foreign government securities or corporate debt securities and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contrac-tual obligation by the Portfolio to deliver the securities or foreign curren-cies called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obliga-tion to acquire the securities or foreign currencies called for by the con-tract at a specified price on a specified date. The specific securities deliv-ered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was effected.

Although the terms of futures contracts specify actual delivery or receipt of securities, in most instances the contracts are closed out before the settle-ment date without the making or taking of delivery of the securities. Closing out of a futures contract is effected by entering into an offsetting purchase or sale transaction.

The purchaser of a futures contract on an index agrees to take or make deliv-ery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract and the price at which the contract was originally struck.

Unlike a futures contract, which requires the parties to buy and sell a secu-rity on a set date, an option on a futures contract entitles its holder to de-cide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. Since the value of the option is fixed at the point of sale, there are no daily payments of cash in the nature of "variation" or "maintenance" margin payments to reflect the change in the value of the underlying contract as there are by a purchaser or seller of a futures contract. The value of the option does not change and is reflected in the net asset value of the Portfolio.

The ability to establish and close out positions in options on futures will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or be maintained.

Options on futures contracts to be written or purchased by the Portfolio will be traded on U.S. or foreign exchanges or over-the-counter.

These investment techniques will be used only to hedge against anticipated fu-ture changes in market conditions and interest or exchange rates which other-wise might either adversely affect the value of the Portfolio's securities or adversely affect the prices of securities which the Portfolio intends to pur-chase at a later date. See Appendix B to the Fund's Statement of Additional Information for further discussion of the use, risks and costs of futures con-tracts and options on futures contracts.

The Portfolio will not (i) enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate of margin deposits on all the outstanding futures contracts of the Portfolio and premiums paid on outstanding options on futures contracts would exceed 5% of the market value of the total assets of the Portfolio or (ii) enter into any futures contracts or options on futures contracts if the aggregate of the market value of the outstanding futures contracts of the Portfolio and the market value of the currencies and futures contracts subject to outstanding options written by the Portfolio would exceed 50% of the market value of the total assets of the Portfolio.

Options on Foreign Currencies. The Portfolio may purchase and write put and call options on foreign currencies for the purpose of protecting against de-clines in the U.S. Dollar value of foreign currency-denominated portfolio se-curities and against increases in the U.S. Dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to pur-chase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may consti-tute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Portfolio's position, it may for-feit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Portfolio are traded on U.S. and foreign exchanges or over-the-counter. There is no specific per-centage limitation on the Portfolio's investments in options or on foreign currencies. See the Fund's Statement of Additional Information for further discussion of the use, risks and costs of options on foreign currencies.

Forward Foreign Currency Exchange Contracts. The Portfolio may purchase or sell forward foreign currency exchange contracts ("forward contracts") to at-tempt to minimize the risk to the Portfolio from adverse changes in the rela-tionship between the U.S. Dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. Forward contracts reduce the potential gain from a positive change in the relationship between the U.S. Dollar and other cur-rencies. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The Fund's Custodian will place liquid assets in a segregated account having a value equal to the aggregate amount of the Portfolio's commitments under for-ward contracts entered into with respect to position hedges and cross-hedges.

Interest Rate Transactions. In order to attempt to protect the value of the Portfolio's investments from interest rate or currency cross-rate fluctua-tions, the Portfolio may enter into various hedging transactions, such as in-terest rate swaps and may purchase or sell (i.e. write) interest rate caps and floors. The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its port-folio. The Portfolio may also enter into these transactions to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio does not intend to use these transactions in a speculative manner. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. Interest rate swaps are entered into on a net ba-sis, i.e., the two payment streams are netted out, with the Portfolio receiv-ing or paying, as the case may be, only the net amount of the two payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive pay-ments on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the pur-chaser, to the extent that a specified index falls below a predetermined in-terest rate to receive payments on a contractually-based principal amount from the party selling such interest rate floor.

The Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether the Portfolio is hedging its assets or its liabilities. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each in-terest rate swap will be accrued on a daily basis and an amount of liquid as-sets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's Custodian. If the Portfolio enters into an interest rate swap on other than a net basis, the Portfolio will maintain a segregated account with the Fund's Custodian in the full amount accrued on a daily basis of the Portfolio's obligations with re-spect to the swap. The Portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization at the time of entering into the transaction. The Adviser monitors the creditworthiness of counter parties to its interest rate swap, cap and floor transactions on an ongoing basis. If there is a default by the other party to such a transaction, the Portfolio has contractual remedies. The swap market has grown substan-tially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap docu-mentation. The Adviser has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent that the Portfolio sells (i.e., writes) caps and floors, it will maintain in a segregated account with the Fund's Custodian liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Portfolio's obliga-tions with respect to the caps or floors.

General. The successful use of the foregoing investment practices draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of futures contracts, options, interest rate transactions or forward contracts or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and forward contracts, and adverse mar-ket movements could therefore continue to an unlimited extent over a period of time. In addition, the corre-lation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

The Portfolio's ability to dispose of its positions in futures contracts, op-tions, interest rate transactions and forward contracts will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of fixed-income securities and currencies are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by the Portfolio over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Portfolio would have to be exercised in order for the Portfolio to realize any profit and (ii) the Portfolio may not be able to sell currencies or portfolio securities cover-ing an option written by the Portfolio until the option expires or it delivers the underlying futures contract or currency upon exercise. Therefore, no assur-ance can be given that the Portfolio will be able to utilize these instruments effectively for the purposes set forth above.

 ILLIQUID SECURITIES

Subject to any more restrictive applicable investment policies, none of the Portfolios maintains more than 15% of its net assets in illiquid securities. For purposes of each Portfolio's investment objectives and policies and invest-ment restrictions, illiquid securities include, among others, (a) direct place-ments or other securities which are subject to legal or contractual restric-tions on resale or for which there is no readily available market (e.g., trad-ing in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options pur-chased by the Portfolio over-the-counter and the cover for options written by the Portfolio over-the-counter, and (c) repurchase agreements not terminable within seven days. Securities eligible for resale under Rule 144A under the Se-curities Act of 1933, as amended, that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for pur-poses of this limitation. The Adviser monitors the liquidity of such securities under the supervision of the Board of Directors. See "Certain Fundamental In-vestment Policies." See the Statement of Additional Information for further discussion of illiquid securities.

 FIXED-INCOME SECURITIES

The value of the shares of each Portfolio that invests in fixed-income securi-ties will fluctuate with the value of such investments. The value of each Port-folio's investments will change as the general level of interest rates fluctu-ates. During periods of falling interest rates, the values of a Portfolio's se-curities generally rise. Conversely, during periods of rising interest rates, the values of a Portfolio's securities generally decline.

In seeking to achieve a Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realiza-tion of capital losses on securities in a Portfolio's portfolio will be unavoidable. Moreover, medi-um- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Portfolio.

 SECURITIES RATINGS

The ratings of fixed-income securities by S&P, Moody's, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily re-flect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be vary-ing degrees of difference in credit risk of securities within each rating cat-egory.

 INVESTMENT IN FIXED-INCOME SECURITIES RATED BAA AND BBB

Securities rated Baa or BBB are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities, as de-scribed below. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

 INVESTMENT IN LOWER-RATED FIXED-INCOME SECURITIES

Lower-rated securities are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capac-ity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addi-tion, lower-rated securities may be more susceptible to real or perceived ad-verse economic conditions than investment grade securities, although the mar-ket values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Securities rated Ba or BB are judged to have speculative elements or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Securities rated B are judged to have highly speculative elements or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Securities rated Baa by Moody's are also judged to have speculative characteristics.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established sec-ondary market for lower-rated securities, a Portfolio's may experience diffi-culty in valuing such securities and, in turn, the Portfolio's assets.

The Adviser will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political condi-tions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, the Adviser's research and credit analysis are a correspondingly more important aspect of its program for managing a Portfolio's securities than would be the case if a Portfolio did not invest in lower-rated securities. In considering investments for the Port-folio, the Adviser will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

Certain lower-rated securities in which the Growth Portfolio may invest, con-tain call or buy-back features which permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exercises such a provision and redeems the security, the Portfolio may have to replace the called security with a lower yielding se-curity, resulting in a decreased rate of return for the Portfolio.

 NON-RATED SECURITIES

Non-rated securities will also be considered for investment by a Portfolio when the Adviser believes that the financial condition of the issuers of such secu-rities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated secu-rities which are consistent with the Portfolio's objective and policies.

 NON-DIVERSIFIED STATUS

The Global Bond Portfolio is "non-diversified," which means the Portfolio is not limited in the proportion of its assets that may be invested in the securi-ties of a single issuer. However, because the Portfolio may invest in a smaller number of individual issuers than a diversified portfolio, an investment in the Portfolio may, under certain circumstances, present greater risk to an investor than an investment in a diversified portfolio. The Portfolio intends to conduct its operations so as to qualify as a "regulated investment company" for pur-poses of the Internal Revenue Code. To so qualify, among other requirements, the Portfolio will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Portfo-lio's total assets will be invested in the securities of a single issuer, and
(ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Portfolio will not own more than 10% of the out-standing voting securities of a single issuer. The Portfolio's investments in U.S. Government Securities are not subject to these limitations.

 DEFENSIVE POSITION

When business or financial conditions warrant, the Premier Growth Portfolio and the Growth and Income Portfolio may assume a temporary defensive position and invest without limit in high grade fixed income securities or hold their assets in cash equivalents, including (i) short-term obligations of the U.S. Government and its agencies or instrumentalities, (ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation, and (iii) commercial paper of prime quality rated A-1 or higher by S&P, D-1 or higher by Duff & Phelps, F1 or higher by Fitch or Prime-1 by Moody's or, if not rated, issued by companies which have an outstanding debt issue rated AA or higher by S&P, Duff & Phelps or Fitch or Aa or higher by Moody's.

For temporary defensive purposes, the Growth Portfolio may invest in money market instruments. The Growth Portfolio may also invest in repurchase agree-ments.

 PORTFOLIO TURNOVER

Portfolio turnover rates are set forth under "Financial Highlights." These portfolio turnover rates are greater than those of most other investment com-panies. A high rate of portfolio turnover involves correspondingly greater brokerage and other expenses than a lower rate, which must be borne by a Port-folio and its shareholders. High portfolio turnover also may result in the re-alization of substantial net short-term capital gains.

YEAR 2000

Many computer software systems in use today cannot properly process date-re-lated information from and after January 1, 2000. Should any of the computer systems employed by the Fund's major service providers fail to process this type of information properly, that could have a negative impact on the Fund's operations and the services that are provided to the Fund's shareholders. The Adviser, as well as Alliance Fund Distributors, Inc., the principal under-writer of the Fund's shares, and Alliance Fund Services, Inc., the Fund's reg-istrar, dividend disbursing agent, and transfer agent, have advised the Fund that they are reviewing all of their computer systems with the goal of modify-ing or replacing such systems prior to January 1, 2000, to the extent neces-sary to foreclose any such negative impact. In addition, the Adviser has been advised by the Fund's custodian that it is also in the process of reviewing its systems with the same goal. As of the date of this Prospectus, the Fund and the Adviser have no reason to believe that these goals will not be achieved. Similarly, the values of certain of the portfolio securities held by the Fund may be adversely affected by the inability of the securities' issuers or of third parties to process this type of information properly.

CERTAIN FUNDAMENTAL INVESTMENT POLICIES

The Fund has adopted certain fundamental investment policies applicable to the Portfolios which may not be changed with respect to a Portfolio without the approval of the shareholders of a Portfolio. Certain of those fundamental in-vestment policies are set forth below. For a complete listing of such funda-mental investment policies, see the Statement of Additional Information.

Briefly, with respect to the Premier Growth Portfolio and the Growth and In-come Portfolio, these fundamental investment policies provide that a Portfolio may not: (i) invest in securities of any one issuer (including repurchase agreements with any one entity) other than securities issued or guaranteed by the United States Govern-ment, if immediately after such purchases more than 5% of the value of its to-tal assets would be invested in such issuer, except that 25% of the value of the total assets of a Portfolio may be invested without regard to such 5% limi-tation; (ii) acquire more than 10% of any class of the outstanding securities of any issuer (for this purpose, all preferred stock of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a sin-gle class); (iii) invest more than 25% of the value of its total assets at the time an investment is made in the securities of issuers conducting their prin-cipal business activities in any one industry, except that there is no such limitation with respect to U.S. Government securities or certificates of depos-it, bankers' acceptances and interest-bearing deposits (for purposes of this investment restriction, the electric, gas, telephone and water business shall each be considered as a separate industry); (iv) borrow money, except that a Portfolio may borrow money only for extraordinary or emergency purposes and then only in amounts not exceeding 15% of its total assets at the time of bor-rowing; (v) mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings described in paragraph
(iv) above (in an aggregate amount not to exceed 15% of total assets of a Port-folio), or as permitted in connection with short sales of securities "against the box" by the Growth Portfolio, as described above; (vi) invest in illiquid securities if immediately after such investment more than 10% of the Portfo-lio's total assets (taken at market value) would be invested in such securi-ties; or (vii) invest more than 10% of the value of its total assets in repur-chase agreements not terminable within seven days.

With respect to the Global Bond Portfolio, these fundamental investment poli-cies provide that a Portfolio may not: (i) invest 25% or more of its total as-sets in securities of companies engaged principally in any one industry except that this restriction does not apply to U.S. Government Securities; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; securities will not be purchased while borrowings in excess of 5% of the value of the Portfolio's total assets are outstanding; (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings; or
(iv) invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's total assets (taken at market value) would be in-vested in such securities.

With respect to the Growth Portfolio, these fundamental investment policies provide that a Portfolio may not: (i) invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities and repurchase agreements relating thereto), although up to 25% of the Portfolio's total assets may be invested without regard to this restriction; or (ii) in-vest 25% or more of its total assets in the securities of any one industry. (Obligations of a foreign government and its agencies or instrumentalities constitute a separate "industry" from those of another foreign government.)

With respect to the Technology Portfolio, these fundamental policies provide that the Portfolio may not: (i) with respect to 75% of its total assets, have such assets represented by other than: (a) cash and cash items, (b) U.S. Gov-ernment securities, or (c) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater in value than 5% of the Technology Portfolio's total assets, and not more than 10% of the out-standing voting securities of such issuer; (ii) purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentali-ties, if as a result (a) the value of the holdings of the Technology Portfolio in the securities of such issuer exceeds 25% of its total assets, or (b) the Technology Portfolio owns more than 25% of the outstanding securities of any one class of securities of such issuer; (iii) concentrate its investments in any one industry, but the Technology Portfolio has reserved the right to in-vest up to 25% of its total assets in a particular industry; and (iv) invest in the securities of any issuer which has a record of less than three years of continuous operation (including the operation of any predecessor) if such pur-chase would cause 10% or more of its total assets to be invested in the secu-rities of such issuers.

With respect to the Quasar Portfolio these fundamental policies provide that the Portfolio may not: (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if as a result more than 5% of its total assets would be invested in such issuer or the Portfolio would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of its total asset may be invested without regard to these 5% and 10% limitations; (ii) invest more than 25% of its total assets in any particular industry; and (iii) borrow money except for temporary or emergency purposes in an amount not exceeding 5% of its total assets at the time the borrowing is made.

In addition, the Fund has adopted an investment policy, which is not desig-nated a "fundamental policy" within the meaning of the Act, of intending to have each Portfolio comply at all times with the diversification requirements prescribed in Section 817(h) of the Internal Revenue Code or any successor thereto and the applicable Treasury Regulations thereunder. This policy may be changed upon notice to shareholders of the Fund, but without their approval.

                            MANAGEMENT OF THE FUND
DIRECTORS

John D. Carifa, Chairman and President, is President and Chief Operating Offi-cer and a Director of Alliance Capital Management Corporation ("ACMC"), the sole general partner of the Adviser, with which he has been associated since prior to 1993.

Ruth Block was formerly an Executive Vice President and the Chief Insurance Officer of The Equitable Life Assurance Society of the United States since prior to 1993. She is a Director of Ecolab Incorporated (specialty chemicals) and Amoco Corporation (oil and gas)

David H. Dievler was formerly a Senior Vice President of ACMC, with which he had been associated since prior to 1993. He is currently an independent con-sultant.

John H. Dobkin has been the President of Historic Hudson Valley (historic preservation) since prior to 1993. Previously, he was Director of the National Academy of Design.

William H. Foulk, Jr. is an investment advisor and an independent consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered in-vestment adviser, with which he had been associated since prior to 1993.

Dr. James M. Hester is President of the Harry Frank Guggenheim Foundation. He was formerly President of New York University, The New York Botanical Garden and Rector of the United Nations University.

Clifford L. Michel is a partner in the law firm of Cahill Gordon & Reindel, with which he has been associated since prior to 1993. He is President, Chief Executive Officer and a Director of Wenonah Development Company (investments) and a Director of Placer Dome, Inc. (mining).

Donald J. Robinson was formerly a senior partner and a member of the Executive Committee in the law firm of Orrick, Herrington & Sutcliffe and is currently Senior Counsel to that firm.

ADVISER

Alliance Capital Management L.P. (the "Adviser"), a Delaware limited partner-ship with principal offices at 1345 Avenue of the Americas, New York, New York 10105 has been retained under an investment advisory agreement (the "Invest-ment Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of each of the Fund's Portfolios subject to the general supervision and control of the Board of Directors of the Fund.

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Portfolio's investment portfolio, the length of time that each person has been primarily responsible, and each per-son's principal occupation during the past five years.

    FUND                                                PRINCIPAL OCCUPATION
    ----                      EMPLOYEE; YEAR; TITLE     DURING THE PAST FIVE YEARS
                              ---------------------     --------------------------
Premier Growth Portfolio  Alfred Harrison since         Associated with the Adviser
                          inception-                    since prior to 1993
                          Vice Chairman of Alliance
                          Capital Management
                          Corporation (ACMC)*
Growth and Income         Paul C. Rissman since         Associated with the Adviser
 Portfolio                inception-                    since prior to 1993
                          Senior Vice President of
                          ACMC
Global Bond Portfolio     Ian Coulman since inception-  Associated with the Sub-Adviser an Investment Manager of the  since prior to 1993
                          Sub-Adviser
Growth Portfolio          Tyler J. Smith since          Associated with the Adviser
                          inception-                    since July, 1993; prior thereto,
                          Senior Vice President of      associated with Equitable
                          ACMC                          Capital Management Corporation**
Technology Portfolio      Peter Anastos since 1992-     Associated with the Adviser
                          Senior Vice President of      since prior to 1993
                          ACMC
                          Gerald T. Malone since 1992-  Associated with the Adviser
                          Senior Vice President of      since prior to 1993
                          ACMC
Quasar Portfolio          Alden M. Stewart since        Associated with the Adviser
                          inception-Executive Vice      since prior to July, 1993**
                          President of ACMC
                          Randall E. Hasse since        Associated with the Adviser
                          inception-                    since prior to 1993
                          Senior Vice President of
                          ACMC

  * The sole general partner of the Adviser.
 ** Prior to July 22, 1993, with Equitable Capital Management Corporation (Eq-uitable Capital). On that date, the Adviser acquired the business and sub-stantially all of the assets of Equitable Capital.

The Adviser has retained under a subadvisory agreement a sub-adviser, AIGAM International Limited (the "Sub-Adviser"), an indirect, majority owned subsid-iary of American International Group, Inc., a major international financial service company to provide research and management services to the Global Bond Portfolio. In 1994, the Sub-Adviser changed its name from Dempsey & Company International Limited, which was founded in 1988. For the year ended December 31, 1997, for its services as Sub-Adviser to the Global Bond Portfolio, the Sub-Adviser received from the Adviser a monthly fee at the annual rate of .40% of that Portfolio's average daily net assets.

The Sub-Adviser is an asset management firm specializing in global fixed-in-come money management. It manages a range of institu-tional specialty funds, investment companies, and dedicated institutional portfolios. The address of the Sub-Adviser is Unit 1/11, Harbour Yard, Chelsea, London, England.

The Adviser is a leading international investment manager supervising client accounts with assets as of December 31, 1997 totaling more than $218 billion (of which approximately $85 billion represented the assets of investment com-panies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 58 registered investment companies managed by the Ad-viser comprising 122 separate investment portfolios currently have over three million shareholder accounts. As of December 31, 1997, the Adviser was re-tained as an investment manager for employee benefit plan assets of 31 of the Fortune 100 companies.

ACMC, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equi-table Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly owned sub-sidiary of the Equitable Companies Incorporated, a holding company which is controlled by AXA-UAP, a French insurance holding company. Certain information concerning the ownership and control of Equitable by AXA-UAP is set forth in the Statement of Additional Information under "Management of the Fund."

The Adviser provides investment advisory services and order placement facili-ties for each of the Fund's Portfolios and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Ad-viser or its affiliates also furnish the Fund, without charge, management su-pervision and assistance and office facilities and provide persons satisfac-tory to the Fund's Board of Directors to serve as the Fund's officers.

EXPENSES OF THE FUND

In addition to the payments to the Adviser under the Investment Advisory Agreement described above, the Fund pays certain other costs including (a) custody, transfer and dividend disbursing expenses, (b) fees of Directors who are not affiliated with the Adviser, (c) legal and auditing expenses, (d) clerical, accounting and other office costs, (e) costs of printing the Fund's prospectuses and shareholder reports, (f) cost of maintaining the Fund's ex-istence, (g) interest charges, taxes, brokerage fees and commissions, (h) costs of stationery and supplies, (i) expenses and fees related to registra-tion and filing with the Commission and with state regulatory authorities, and
(j) cost of certain personnel of the Adviser or its affiliates rendering cler-ical, accounting and other services to the Fund.

As to the obtaining of clerical and accounting services not required to be provided to the Fund by the Adviser under the Investment Advisory Agreement, the Fund may employ its own personnel. For such services, it may also utilize personnel employed by the Adviser or by its affiliates; in such event, the services are provided to the Fund at cost and the payments specifically ap-proved in advance by the Fund's Board of Directors.

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                       PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------

PURCHASE OF SHARES

Shares of each Portfolio of the Fund are offered on a continuous basis di-rectly by the Fund and by Alliance Fund Distributors, Inc., the Fund's Princi-pal Underwriter, to the separate accounts of certain life insurance companies without any sales or other charge, at each Portfolio's net asset value, as de-scribed below. The separate accounts of insurance companies place orders to purchase shares of each Portfolio based on, among other things, the amount of premium payments to be invested and surrendered and transfer requests to be effected on that day pursuant to variable annuity contracts and variable life insurance policies which are funded by shares of the Portfolios. The Fund re-serves the right to suspend the sale of the Fund's shares in response to con-ditions in the securities markets or for other reasons. Individuals may not place orders directly with the Fund. See the Prospectus of the separate ac-count of the participating insurance company for more information on the pur-chase of Portfolio shares.

The public offering price of each Portfolio's shares is their net asset value. The per share net asset value of each Portfolio is computed in accordance with the Fund's Articles of Incorporation and By-Laws, at the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time), following receipt of a purchase or redemption order by the Fund, on each Fund business day on which such an order is received and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares. The Fund's per share net asset value is computed by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any week-day exclusive of days on which the Exchange is closed (most national holidays and Good Friday). For purposes of this computation, the securities in each Portfolio are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Directors believe would accurately reflect fair market value. Portfolio securities may also be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair market value of such securities.

REDEMPTION OF SHARES

An insurance company separate account may redeem all or any portion of the shares of any Portfolio in its account at any time at the net asset value per share of that Portfolio next determined after a redemption re-quest in proper form is furnished to the Fund or the Principal Underwriter. Any certificates representing shares being redeemed must be submitted with the redemption request. Shares redeemed are entitled to earn dividends, if any, up to and including the day redemption is effected. There is no redemption charge. Payment of the redemption price will normally be made within seven days after receipt of such tender for redemption.

The right of redemption may be suspended or the date of payment may be post-poned for any period during which the Exchange is closed (other than customary week-end and holiday closings) or during which the Commission determines that trad-ing thereon is restricted, or for any period during which an emergency (as de-termined by the Commission) exists as a result of which disposal by the Fund of securities owned by a Portfolio is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of a Portfolio's net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund. For in-formation regarding how to redeem shares in the Fund please see your insurance company separate account prospectus.

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                       DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Each of the Portfolios will declare and distribute dividends from net invest-ment income and will distribute its net capital gains, if any, at least annual-ly. Such income and capital gains distributions will be made in shares of such Portfolios.

Each Portfolio of the Fund qualified and intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Rev-enue Code (the "Code"). If so qualified, each Portfolio will not be subject to Federal income or excise taxes on its investment company taxable income and net capital gains to the extent such investment company taxable income and net cap-ital gains are distributed to the separate accounts of insurance companies which hold its shares. Under current tax law, capital gains or dividends from any Portfolio are not currently taxable when left to accumulate within a vari-able annuity (other than an annuity interest owned by a person who is not a natural person) or variable life insurance contract. Distributions of net in-vestment income and net short-term capital gain will be treated as ordinary in-come and distributions of net long-term capital gain will be treated as long-term capital gain in the hands of the insurance companies.
Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain Code requirements are met, a Portfolio may "pass through" to its share-holders credits or deductions for foreign income taxes paid.

Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be "adequately diversified," in accordance with Treasury Regulations promulgated thereunder, in order for the holders of the variable annuity contracts or variable life insurance policies underlying the account to receive the tax-deferred or tax-free treatment generally af-forded holders of annuities or life insurance policies under the Code. The De-partment of the Treasury has issued Regulations under section 817(h) which, among other things, provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the appli-cable diversification requirements. Under the Regulations, if a regulated in-vestment company satisfies certain conditions, a segregated asset account own-ing shares of the regulated investment company will not be treated as a sin gle investment for these purposes, but rather the account will be treated as owning its proportionate share of each of the assets of the regulated invest-ment company. Each Portfolio plans to satisfy these conditions at all times so that the shares of each Portfolio owned by a segregated asset account of a life insurance company will be subject to this treatment under the Code.

For information concerning federal income tax consequences for the holders of variable annuity contracts and variable rate insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

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                              GENERAL INFORMATION
--------------------------------------------------------------------------------

PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Board of Directors of the Fund, the Adviser is responsible for the investment decisions and the placing of the or-ders for portfolio transactions for the Fund. Portfolio transactions for the Global Bond Portfolio occur primarily with issuers, underwriters or major dealers acting as principals, while transactions for the Premier Growth Port-folio, the Growth and Income Portfolio, the Growth Portfolio, the Technology Portfolio and the Quasar Portfolio are normally effected by brokers.

The Fund has no obligation to enter into transactions in portfolio securities with any broker, dealer, issuer, underwriter or other entity. In placing or-ders, it is the policy of the Fund to obtain the best price and execution for its transactions. Consistent with the objective of obtaining best execution, the Fund may use brokers and dealers who provide research, statistical and other information to the Adviser.

There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Fund determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage and research and statistical services provided by the executing broker. Consistent with the Conduct Rules of the National As-sociation of Securities Dealers, Inc., and subject to seeking best price and execution, the Fund may consider sales of shares of the Fund as a factor in the selection of brokers and dealers to enter into portfolio transactions with the Fund.

The Fund may from time to time place orders for the purchase or sale of secu-rities on an agency basis with Donaldson, Lufkin & Jenrette Securities Corpo-ration, an affiliate of the Adviser, and with brokers which may have their transactions cleared or settled, or both, by the Pershing Division of Donald-son, Lufkin and Jenrette Securities Corporation, for which Donaldson, Lufkin and Jenrette Securities Corporation may receive a portion of the brokerage commission. In such instances, the placement of orders with such brokers would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that Donaldson, Lufkin & Jenrette Securities Corporation is an affiliate of the Adviser.

ORGANIZATION

The Fund is a Maryland corporation organized on November 17, 1987. The autho-rized capital stock of the Fund consists solely of 10,000,000,000 shares of Common Stock having a par value of $.001 per share, which may, without share-holder approval, be divided into an unlimited number of series. Such shares are currently divided into 19 series, one underlying each Portfolio. Shares of each Portfolio are normally entitled to one vote for all purposes. Generally, shares of all Portfolios vote as a single series on matters, such as the elec-tion of Directors, that affect all Portfolios in substantially the same man-ner. Maryland law does not require a registered investment company to hold an-nual meetings of shareholders and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. Share-holders have available certain procedures for the removal of Directors. Shares of each Portfolio are freely transferable, are entitled to dividends as deter-mined by the Board of Directors and, in liquidation of the Fund, are entitled to receive the net assets of that Portfolio. Shareholders have no preference, pre-emptive or conversion rights. In accordance with current law, it is antic-ipated that an insurance company issuing a variable annuity contract or vari-able life insurance policy that participates in the Fund will request voting instructions from contract or policyholders and will vote shares in the sepa-rate account in accordance with the voting instructions received.

PRINCIPAL UNDERWRITER

Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, New York 10105, an indirect wholly-owned subsidiary of the Adviser, is the Princi-pal Underwriter of shares of the Fund.

CUSTODIAN

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachu-setts 02110, acts as Custodian for the securities and cash of the Fund and as its dividend disbursing agent, but plays no part in deciding on the purchase or sale of portfolio securities.

REGISTRAR, DIVIDEND-DISBURSING AGENT AND TRANSFER AGENT

Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of the Ad-viser, located at 500 Plaza Drive, Secaucus, New Jersey, 07094, acts as the Fund's registrar, dividend-disbursing agent and transfer agent.

PERFORMANCE INFORMATION

From time to time the Fund advertises its "total return." The Fund's "total return" is its average annual compounded total return for its most recently completed one, five, and ten-year periods (or the period since the Fund's in-ception). The Fund's total return for such a period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distri-butions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid.

The Fund's total return is not fixed and will fluctuate in response to pre-vailing market conditions or as a function of the type and quality of the se-curities in the Fund's portfolio and the Fund's expenses. Total return infor-mation is useful in reviewing the Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

Advertisements quoting performance rankings of the Fund as measured by finan-cial publications or by independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc., and advertisements presenting the his-torical record of payments of income dividends by the Fund may also from time to time be sent to investors or placed in newspapers, magazines such as the Wall Street Journal, The New York Times, Barrons, Investor's Daily, Money Mag-azine, Changing Times, Business Week and Forbes or other media on behalf of the Fund.

ADDITIONAL INFORMATION

Any shareholder inquiries may be directed to Alliance Fund Services, Inc. at the address or telephone number shown on the front cover of this Prospectus. This Prospectus and the Statement of Additional Information which has been in-corporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act of 1933, as amended. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

This Prospectus does not constitute an offering in any state in which such of-fering may not lawfully be made.

                                   APPENDIX A

                                  BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

  AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  AA: Bonds which are rated Aa are judged to be of high quality by all stan-dards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protec-tive elements may be of greater amplitude or there may be other elements pres-ent which make the long-term risks appear somewhat larger than the Aaa securi-ties.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

  BAA: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position charac-terizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcom-ings.

  C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  ABSENCE OF RATING: When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

  Should no rating be assigned, the reason may be one of the following:

  1. An application for rating was not received or accepted.

  2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

  3. There is a lack of essential data pertaining to the issue or issuer.

  4. The issue was privately placed, in which case the rating is not published in Moody's publications.

  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

  Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modi-fier 1 indicates that the security ranks in the higher end of its generic rat-ing category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION

  AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt rated AA has a very strong capacity to pay interest and repay prin-cipal and differs from the highest rated issues only in small degree.

  A: Debt rated A has a strong capacity to pay interest and repay principal al-though it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

  BBB: Debt rated BBB normally exhibits adequate protection parameters. Howev-er, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

  BB, B, CCC, CC, C: Debt rated BB, B, CCC, CC or C is regarded as having sig-nificant speculative characteristics. BB indicates the lowest degree of specu-lation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or ma-jor exposures to adverse conditions.

  BB: Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

  B: Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, finan-cial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

  CCC: Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic condi-tions, there is not likely to be capacity to pay interest or repay principal.

  CC: Debt rated CC is currently highly vulnerable to nonpayment.

  C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being contin-ued.

  D: The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

  PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the ad-dition of a plus or minus sign to show relative standing within the major rat-ing categories.

  NR: Not rated.

DUFF & PHELPS CREDIT RATING CO.

  AAA: Highest credit quality. Risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

  AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

  A+, A, A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

  BBB+, BBB, BBB-: Below average protection factors but still considered suffi-cient for prudent investment. Considerable variability in risk during economic cycles.

  BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate accord-ing to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

  B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely ac-cording to economic cycles, industry conditions and/or company fortunes. Po-tential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

  CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

  DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

  DP: Preferred stock with dividend arrearages.

FITCH IBCA, INC.

  AAA: Bonds considered to be investment grade and of the highest credit qual-ity. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

  AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, al-though not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future de-velopments, short-term debt of these issuers is generally rated F- 1+.

  A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

  BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is consid-ered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

  BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could as-sist the obligor in satisfying its debt service requirements.

  B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity through-out the life of the issue.

  CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default.

  The ability to meet obligations requires an advantageous business and eco-nomic environment.

  CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

  C: Bonds are in imminent default in payment of interest or principal.

  DDD, DD, D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ul-timate recovery value in liquidation or reorganization of the obligor. DDD rep-resents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

  PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to in-dicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD or D categories.

  NR: Indicates that Fitch does not rate the specific issue.

                            COMMERCIAL PAPER RATINGS

MOODY'S INVESTORS SERVICE, INC.

  PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

    Leading market positions in well-established industries;

    High rates of return on funds employed;

    Conservative capitalization structure with moderate reliance on debt and ample asset protection;

    Broad margins in earnings coverage of fixed financial changes and high internal cash generation; and

    Well-established access to a range of financial markets and assured sources of alternate liquidity.

  PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to varia-tion. Capitalization characteristics, while still appropriate, may be more af-fected by external conditions. Ample alternate liquidity is maintained.

  PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an accept-able ability for repayment of senior short-term obligations. The effect of in-dustry characteristics and market compositions may be more pronounced. Vari-ability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial lever-age. Adequate alternate liquidity is maintained.

  NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION

  A-1+, A-1: Commercial paper rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligations is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial com-mitment on these obligations is extremely strong.

  A-2: Commercial paper rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligations is satisfactory.

  A-3: Commercial paper rated A-3 exhibits adequate protections parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  B: Commercial paper rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  C: Commercial paper rated C is currently vulnerable to nonpayment and is de-pendent upon favorable business, financial and economic conditions for the ob-ligor to meet its financial commitment on the obligation.

  D: Commercial paper rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

DUFF & PHELPS CREDIT RATING CO.

 High Grade

  D-1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obli-gations.

  D-1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

  D-1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

 Good Grade

  D-2: Good certainty of timely payment. Liquidity factors and company funda-mentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

 Satisfactory Grade

  D-3: Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

 Non-Investment Grade

  D-4: Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

 Default

  D-5: Issuer failed to meet scheduled principal and/or interest payments.

FITCH IBCA, INC.

  F1: HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely pay-ment of financial commitments; may have an added "+" to denote any exception-ally strong credit feature.

  F2: GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of fi-nancial commitments, but the margin of safety is not as great as in the case of the higher ratings.

  F3: FAIR CREDIT QUALITY. The capacity for timely payment of financial com-mitments is adequate; however, near-term adverse changes could result in a re-duction to non-investment grade.

  B: SPECULATIVE. Minimal capacity for timely payment of financial commit-ments, plus vulnerability to near-term adverse changes in financial and eco-nomic conditions.

  C: HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is sole reliant upon a sustained, favorable business and economic environment.

  D: DEFAULT. Denotes actual or imminent payment default.